UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31565	06-1377322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 19, 2023, the Federal Deposit Insurance Corporation, as receiver of Signature Bridge Bank, National Association (the “FDIC Receiver”), completed the previously announced underwritten secondary offering (the “Offering”) of 39,032,006 shares (the “Shares”) of common stock, par value $0.01 per share (the “common stock”), of New York Community Bancorp, Inc. (the “Company”). The offering was made through a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3ASR (No. 333-268056) (the “Registration Statement”). The Company did not sell any shares in, nor did it receive any proceeds from, the Offering. The FDIC Receiver received all of the net proceeds from the Offering.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated May 16, 2023 (the “Underwriting Agreement”), by and among the Company, the FDIC Receiver and Barclays Capital Inc. (the “Underwriter”). The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Underwriter and the FDIC Receiver against certain liabilities on customary terms.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference and into the Registration Statement.

In addition, the legality opinion and consent of Sullivan & Cromwell LLP with respect to the Shares is attached hereto as Exhibit 5.1 and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are attached as part of this report:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2023, by and among the Federal Deposit Insurance Corporation, as Receiver for Signature Bridge Bank, National Association, New York Community Bancorp, Inc. and Barclays Capital Inc.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
	Name:	Salvatore J. DiMartino
	Title:	Executive Vice President and Chief of Staff to the CEO